UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): December 22, 1998


                     UNITED SHIELDS CORPORATION
         (Name of small business issuer in its charter)


    Colorado                33-11062-D          84-1049047
(State or other           (Commission         (I.R.S. Employer
jurisdiction of            file number)       Identification No.)
incorporation or organization)

             655 Eden Park Drive, Cincinnati, Ohio 45202
              (Address of principal executive offices)

 Registrant's telephone number, including area code (513) 241-7470


Item 1.  CHANGE IN CONTROL OF REGISTRANT

On December 22, 1998, Trinity Capital Group, LLC ("TCG"), of which William A. Frey III ("Frey") is Chief Manager, purchased a total of 5,278,882 shares of common stock of United Shields Corporation (the "Company") held by T. J. Tully, the Company's sole Director, Chairman and Chief Executive Officer, and certain related family members (Gay N. Tully, James F. Tully, Andrew T. Tully and Nola E. Tully, collectively with T.J. Tully, the "Tully Group") in exchange for cash consideration of $527,889. In a separate transaction, on November 18, 1998, Frey purchased 300,000 shares of the Company's common stock held by James F. Tully in exchange for cash consideration of $30,000.

In addition, in contemplation of the purchase of 5,278,882 shares of common stock by Frey from the Tully Group on December 22, 1998, the Company issued a warrant on November 30, 1998 to Frey to purchase 6,000,000 shares of the Company's common stock at $0.14 per share. The warrant is immediately exercisable and expires on October 30, 2003. As a result of this transaction, the Company anticipates that it will record a non-cash expense representing the value of the warrant in an amount approximately equal to $450,000.

Further, effective January 1, 1999, the Company's Board of Directors has elected Frey as Chairman of the Board of Directors and Chief Executive Officer. T.J. Tully, who remains as a director, has been elected Vice Chairman. Donald
T. Zimmerman has been promoted to President and Chief Operating Officer and elected to the Board of Directors.


The following table sets forth information with respect to the beneficial ownership of shares of all classes of the Company's voting securities as of December 22, 1998 of each executive officer, each Director, and each stockholder known to be the beneficial owner of 5% or more of any class of the Company's voting securities and all officers and Directors as a group after giving effect to: (i) the purchase of 5,278,882 shares of common stock from the Tully Group, (ii) the purchase of 300,000 shares of common stock from James F. Tully by Frey, (iii) the warrant issued to Frey to purchase 6,000,000 shares of common stock, and (iv) the Company's issuance of 4,000,000 shares of its common stock to NAVICAP Corporation ("NAVICAP") in exchange for a $1,000,000 reduction in the principal amount of indebtedness to NAVICAP referred to in "Item 5. OTHER EVENTS-Restructuring of Indebtedness to NAVICAP" below:




                                Prior to Transaction set     After Giving Effect to
                                forth herein                 Transactions set forth herein
                                ------------------------     -----------------------------
                                Amount and                   Amount and
                                Nature of     Percent        Nature of      Percent
Title of  Name and Address of   Beneficial    of             Beneficial     of
Class     Beneficial Owner      Ownership     Class          Ownership      Class
--------- -------------------   ----------    ---------      ------------   --------------
Common    William A. Frey, III    387,500(1)    3.1%          13,266,382(7) 55.3%
Stock     Director, Chairman
          and Chief Executive
          Officer

Common    T.J. Tully, Director  2,153,186(2)   16.9%             900,000(8)  5.2%
Stock     and Vice Chairman

Common    Donald T. Zimmerman,    400,000(3)    3.1%             400,000(3)  2.4%
Stock     Director, President
          and Chief Operating
          Officer

Common    Jeffrey A. Pakrosnis,   400,000(3)    3.1%             400,000(3)  2.4%
Stock     Chief Financial
          Officer

Common    Granville G. Valentine,  97,550(4)    0.8%              97,550(4)  0.6%
Stock     Senior Vice President

Common    NAVICAP Corporation   1,744,780(5)   13.4%           5,444,780(9) 32.6%
Stock

Common    Gay N. Tully          2,153,186(2)   16.9%             900,000(8)  5.2%
Stock

Common    James F. Tully        1,912,886      15.2%             100,000     0.6%
Stock

Common    Andrew T. Tully       1,106,405       8.8%             100,000     0.6%
Stock

Common    Nola E. Tully         1,106,405       8.8%             100,000     0.6%
Stock

Common    All Directors         3,050,736(6)   22.4%          15,063,932    59.0%
Stock     and Officers


(1) Includes 72,500 shares owned by William A. Frey III ("Frey"), 165,000 and 50,000 shares beneficially owned by Frey through Trinity Fund VII, LLC and Trinity Healthcare Corporation, respectively, and warrants to purchase an additional 100,000 shares of the Company's common stock with an exercise price of $4.00 per share.

(2) Includes 1,040,981 shares owned by T.J. Tully, 912,205 shares owned by Gay N. Tully and options to purchase an additional 200,000 shares of the Company's common stock with an exercise price of $0.75 per share granted pursuant to the Company's 1998 Long-Term Incentive Plan ("1998 LTIP").

(3) Comprised of options to purchase 400,000 shares of the Company's common stock with an exercise price of $0.53 per share granted pursuant to the Company's 1998 LTIP.

(4) Includes 62,550 shares owned by Granville G. Valentine and options to purchase an additional 35,000 shares of the Company's common stock with an exercise price of $3.75 per share granted pursuant to the Company's 1998 LTIP.

(5) Includes 1,214,270 shares owned by NAVICAP Corporation (f/k/a Ramsay-Hughes), 65,320 shares owned by John Ramsay, 50,880 shares owned by Gregory Pitner, each Directors, Officers and/or shareholders of NAVICAP, 14,310 shares owned by other related parties of NAVICAP, and warrants to purchase an additional 400,000 shares of the Company's common stock with an exercise price of $4.00 per share.

(6) Excludes 387,500 shares beneficially owned by Frey noted in (1) above as Frey was neither a Director nor an Officer of the Company prior to the transactions set forth herein.

(7) Includes 372,500 shares owned by Frey, 165,000 and 50,000 shares beneficially owned by Frey through Trinity Fund VII, LLC and Trinity Healthcare Corporation, respectively, warrants held by Frey to purchase an additional 400,000 and 6,000,000 shares of the Company's common stock with exercise prices of $4.00 and $0.14 per share, respectively, 5,278,882 shares beneficially owned by Frey through Trinity Capital Group, LLC and an option held by Frey to purchase an additional 1,000,000 shares of the Company's common stock with an exercise price of $0.56 per share granted pursuant to the Company's 1998 LTIP.

(8) Includes 100,000 shares owned by T.J. Tully, 100,000 shares owned by Gay N. Tully and options held by T.J. Tully granted pursuant to the Company's 1998 LTIP to purchase an additional 200,000 and 500,000 shares of the Company's common stock with exercise prices of $0.75 and $0.50 per share, respectively, the latter grant of which was made in conjunction with the transaction set forth in "Item 5. OTHER EVENTS-Sale of UNSC, Inc."

(9) Includes 5,214,270 shares owned by NAVICAP Corporation (f/k/a Ramsay-Hughes), 65,320 shares owned by John Ramsay, 50,880 shares owned by Gregory Pitner, each Directors, Officers and/or shareholders of NAVICAP, 14,310 shares owned by other related parties of NAVICAP, and warrants to purchase an additional 100,000 shares of the Company's common stock with an exercise price of $4.00 per share.


Item 5.  OTHER EVENTS

Restructuring of Indebtedness to NAVICAP

Effective November 30, 1998, the Company and NAVICAP executed an Amended and Restated Promissory Note to modify the terms of the currently outstanding longer-term promissory note, which as of November 30, 1998 was comprised of principal and accrued interest of $2,440,363 and $289,137, respectively, as follows:


(i) The terms set forth in the Amended and Restated Promissory Note with NAVICAP provide that accrued interest through November 30, 1998 along with interest for the period December 1, 1998 through December 25, 1998 shall be capitalized as additional principal, after which time interest will then be payable quarterly at 12% per annum. This Amended and Restated Promissory Note also provides for a maturity date of October 30, 2003 and a conversion feature exercisable on or before December 24, 1998 which allows for any amount of interest and/or principal up to a maximum of $1,000,000 to be converted into shares of the Company's common stock at a value of the greater of $0.25 per share or the current market price on the date of conversion. On December 4, 1998, NAVICAP exercised its option to convert $1,000,000 of interest and principal due under the Amended and Restated Promissory Note in exchange for 4,000,000 shares of the Company's common stock. After giving effect to the capitalized interest referred to above and the debt substitution referred to in
(ii) below, the face amount of the Amended and Restated Promissory Note to NAVICAP is $1,542,203.

(ii) Substitution of $1,193,100 of the aggregate principal and accrued interest owed to NAVICAP as of November 30, 1998 pursuant to the longer-term promissory note to Frey ("Frey Note"). Further, interest for the period December 1, 1998 through December 25, 1998 shall be capitalized as additional principal, after which time interest will then be payable quarterly at 12% per annum. Also, the Frey Note provides for a maturity date of October 30, 2003 and a conversion feature, which allows for any amount of interest and/or principal to be converted into shares of the Company's common stock at a value of $0.14 per share. After giving effect to the capitalized interest referred to above, the face amount of the Frey
Note is $1,203,043.


Acquisition of Additional Working Capital

On November 30, 1998, in anticipation of the transactions described herein, Frey provided a short-term loan in the amount of $100,300 to certain members of the Tully Group, which in turn was used for the purpose of providing a short-term loan ("Tully Loans - 1") in the same amount to the Company for additional working capital purposes. The Tully Loans - 1 provide for interest at 11% per annum payable monthly and a maturity date of February 28, 1999.

On December 22, 1998, in conjunction with the Frey's purchase of shares of the Company's common stock from the Tully Group set forth in "Item 1. CHANGE IN CONTROL OF REGISTRANT" above, the Tully Group agreed to provide additional working capital to the Company in the form of short-term loans ("Tully Loans - 2") in the amount of $274,700. The Tully Loans - 2 also provide for interest at 11% per annum payable monthly and a maturity date of February 28, 1999.

Sale of UNSC, Inc.

Effective November 30, 1998, the Company and T.J. Tully executed an Agreement providing for the sale of 100% of the outstanding shares of common stock of UNSC, Inc., a wholly-owned subsidiary of the Company, to T.J. Tully for monetary consideration of $1 and the grant of an option to T.J. Tully to purchase 500,000 shares of the Company's common stock with an exercise price of $0.50 per share pursuant to the 1998 LTIP.

UNSC, Inc. obtained from In-Flo Liquid Dispensing Corporation ("In-Flo") the exclusive worldwide marketing rights to sell a collapsible bottle. UNSC, Inc. was assigned the marketing rights and related sales agreement by a related party, which was owned by T.J. Tully and a related family member, both of which were majority shareholders of the Company, prior to the transactions set forth in
Item 1 - CHANGE IN CONTROL OF REGISTRANT above.  The Company paid
$115,000 for these rights which represented the cost to the related party. The value of these rights was written-off at December 31, 1997 as UNSC, Inc.'s rights were now non-exclusive. The agreement with In-Flo requires minimum purchase commitments of bottles during each of the contract years as specified in the agreement in order to maintain exclusive rights to sell the collapsible bottle. As of December 31, 1997, UNSC, Inc. recorded $449,577 payable to In-Flo, which represented the value of minimum purchase commitments for the year then ended.

As of March 26, 1998, the Company received notice from In-Flo that it believed UNSC, Inc. was in default of the above agreement as it had not made any bottle purchases as of January 31, 1998. In-Flo has stated that it has the right to terminate the agreement and the right to demand liquidated damages in the amount of CDN $3,225,000 (approximately U.S. $2,206,000 as of December 31, 1997).

During 1998, the Company had not made any payments to In-Flo nor had the Company recorded additional purchase commitments in light of the above disputes and the on-going negotiations. As a result of this transaction, the Company anticipates that it will record a non-cash gain on the sale of the subsidiary in an amount approximately equal to $430,000.





Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

(i) Limited Recourse Promissory Note dated November 30, 1998 between William A. Frey III, T.J. Tully, Gay N. Tully and James F. Tully

(ii) Promissory Note dated November 30, 1998 between T.J. Tully and United Shields Corporation

(iii) Promissory Note dated November 30, 1998 between Gay N. Tully and United Shields Corporation

(iv) Promissory Note dated November 30, 1998 between James F. Tully and United Shields Corporation

(v) Amended and Restated Promissory Note dated November 30, 1998 between NAVICAP Corporation and United Shields Corporation

(vi) Amended and Restated Promissory Note dated November 30, 1998 between William A. Frey III and United Shields Corporation

(vii) Agreement to Purchase UNSC, Inc. dated November 30, 1998 between United Shields Corporation and T.J. Tully

(viii) Warrant Agreement dated November 30, 1998 between William A. Frey III and United Shields Corporation

(ix) Promissory Note dated December 22, 1998 between T.J. Tully and United Shields Corporation

(x) Promissory Note dated December 22, 1998 between Gay N. Tully and United Shields Corporation

(xi) Promissory Note dated December 22, 1998 between James F. Tully and United Shields Corporation

(xii) Promissory Note dated December 22, 1998 between Andrew T.
Tully and United Shields Corporation

(xiii) Promissory Note dated December 22, 1998 between Nola E. Tully and United Shields Corporation

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED SHIELDS CORPORATION:


By:  /s/ William A. Frey III

     William A. Frey III
     Chairman of the Board and Chief Executive Officer


By:  /s/ Donald T. Zimmerman
     Donald T. Zimmerman
     President and Chief Operating Officer


By:  /s/ Jeffrey A. Pakrosnis
     Jeffrey A. Pakrosnis
     Vice President and Chief Financial Officer



Date:  January 6, 1999

                                                       Exhibit 10.1

                         LIMITED RECOURSE
                         PROMISSORY NOTE

$100,300.00                                        November 30, 1998
                                              Cleveland, Tennessee

     FOR VALUE RECEIVED, the undersigned, T. J. TULLY, GAY N. TULLY, and JAMES F. TULLY, jointly and severally (herein collectively called "Makers") promise to pay (subject to the recourse limitations set forth below) to the order of WILLIAM A. FREY III ("Payee"), Payee and any subsequent holder(s) hereof, being hereinafter referred to collectively as ("Holder") without grace, except as provided herein, at 2640 Peerless Road, Cleveland, Tennessee 37312, or at such other place as Holder may designate to Maker in writing from time to time the principal sum of One Hundred Thousand Three Hundred Dollars ($100,300.00) or such lesser amounts as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before December 15,1998.

     Failure to make any payment when due hereunder, any default in any other document given in connection with this transaction, the insolvency of the Makers, or any one of them, applies for or permits the appointment of a receiver of his or her property, or any insolvency action or proceeding whatsoever is commenced by or against the Makers, or any one of them, and is not vacated within forty-five (45) days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at his option, declare all amounts to be immediately due and payable hereunder.

     No waiver, consent or other agreement shall be deemed to have been made by Payee or be binding upon the Holder of this Promissory Note unless specifically made in writing.

     The undersigned also hereby waives presentment for payment, notice of demand, notice of nonpayment or dishonor, protest, notices of protest, and all other notices in connection with delivery, acceptance, performance, default or enforcement of payment of this Promissory Note.

     In the event the Payee retains an attorney to collect this Note, by suit or otherwise, the Payee shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

     This Note is given in anticipation of the purchase of shares in United Shields Corporation. At such time as the undersigned have transferred 1,003,000 shares of stock in United Shields Corporation, provided this occurs before December 30, 1998, this note shall be marked "PAID IN FULL" and returned to the Makers. The Makers shall have no further liability hereunder. The Makers agree to use their best efforts to have a total of 5,278,885 shares of United Shields transferred to the Payee at ten cents (.10) per share. This note evidences the first payment to be made to the Makers for shares. As shares are transferred, the Payee shall reimburse the Makers.

     IN WITNESS WHEREOF, the undersigned have duly executed this Note as of the date first above written.

                    MAKERS:

                    /s/ T.J.Tully
                        -----------------------------------
                        T. J. TULLY

                    /s/ Gay N. Tully
                        -----------------------------------
                        GAY N. TULLY

                    /s/ James F. Tully
                        -----------------------------------
                        JAMES F. TULLY

                                                     Exhibit 10.2

                   PROMISSORY NOTE

$33,433.34                                         November 30, 1998
                                                  Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of T. J. TULLY ("Holder") the principal sum of $33,433.34 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


T. J. TULLY                       UNITED SHIELDS CORPORATION


/s/ T.J. Tully                    By: /s/ Jeffrey A. Pakrosnis

                                  Title: Chief Financial Officer

                                                        Exhibit 10.3

                       PROMISSORY NOTE

$33,433.33                                       November 30, 1998
                                                  Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of GAY N. TULLY ("Holder") the principal sum of $33,433.33 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


GAY N. TULLY                        UNITED SHIELDS CORPORATION


/s/ Gay N. Tully                    By: /s/ Jeffrey A. Pakrosnis

                                    Title: Chief Financial Officer

                                                       EXHIBIT 10.4
                           PROMISSORY NOTE

$33,433.33                                         November 30, 1998
                                                  Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of JAMES F. TULLY ("Holder") the principal sum of $33,433.33 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


JAMES F. TULLY                      UNITED SHIELDS CORPORATION

/s/ James F. Tully                  By:  /s/Jeffrey A. Pakrosnis

                                    Title: Chief Financial Officer

                      AMENDED AND RESTATED              EXHIBIT 10.5
                         PROMISSORY NOTE

$1,542,202.78           November 30, 1998
                         Cincinnati, Ohio

     FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of NAVICAP CORPORATION f/ka/ Ramsay-Hughes, Inc. ("Holder" or "NAVICAP") on October 30, 2003 the principal sum of $1,542,202.78, which includes accrued interest through December 25, 1998, or such lesser amount as may be outstanding from time to time hereunder. In addition, interest shall be paid to Holder at the rate of twelve percent (12%) per annum on the principal amount of this Note from time to time outstanding subsequent to December 25, 1998. Maker shall begin making such interest payments on the outstanding balance of this Note on March 26, 1999 and continuing on a quarterly basis in accordance with Maker's fiscal calendar until the maturity date of the Note on October 30, 2003.

     Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayment shall be applied first to accrued interest and then to principal.

     This Note is given in partial substitution for that certain Promissory Note of May 22, 1997, as amended by certain Promissory Notes of December 1, 1997; December 29, 1997; March 30, 1998; August 26, 1998; and by letter agreement on November 16, 1998. This Note, together with another Note of the same date hereof payable to William A. Frey III, represents the principal and interest due under the Promissory Note, as amended, as described in this paragraph as of November 30, 1998. The principal of this Note represents principal plus interest accrued to November 30, 1998, and interest at the rate of twelve percent (12%) per annum on the outstanding balance for the period from December 1, 1998 through December 25, 1998. William A. Frey III has upon the receipt of his Note canceled and returned to NAVICAP the Note which NAVICAP had given to Trinity Healthcare Corporation subsequently endorsed to William A. Frey III in the same amount.

     NAVICAP shall have the option on or before December 24, 1998 of converting any amount of interest and/or principal due hereunder up to a maximum of $1,000,000 for shares of Maker at a value of the greater of: twenty-five cents (.25) per share; or the current market price on the day of conversion. NAVICAP shall notify Maker at least two (2) business days in advance of any election to convert the principal or interest to shares.

     NAVICAP releases (i) certain restrictions and rights it previously had with respect to third party funding or free cash flow received by Maker; and (ii) the pledge of the shares of USC by T. J. Tully, Gay N. Tully and James F. Tully.

     In the event the Payee retains an attorney to collect this Note, by suit or otherwise, the Payee shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

     Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.

NAVICAP CORPORATION                 UNITED SHIELDS CORPORATION

By:/s/ Gregory A. Pitner            By:/s/ Jeffrey A. Pakrosnis
Title:Chief Executive Officer       Title:Chief Financial Officer


     The undersigned acknowledge that as of December 4, 1998, NAVICAP has exercised its option to convert $1,000,000 of principal for 4,000,000 shares of United Shields Corporation. The principal is accordingly reduced to $542,202.78 and United Shields Corporation shall cause the shares to be issued to NAVICAP.

NAVICAP CORPORATION                 UNITED SHIELDS CORPORATION

By:/s/ Gregory A. Pitner            By:/s/ Jeffrey A. Pakrosnis
Title: Chief Executive Officer      Title: Chief Financial Officer

                     AMENDED AND RESTATED               EXHIBIT 10.6
                        PROMISSORY NOTE

$1,203,042.50          November 30, 1998
                        Cincinnati, Ohio

     FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of WILLIAM A. FREY III ("Payee" or "Frey"), Payee and any subsequent holder(s) hereof (being hereafter referred to collectively as "Holder") without grace, except as provided herein, at 2640 Peerless Road, Cleveland, Tennessee 37312, or such other place as Holder may designate to Maker in writing from time to time, on October 30, 2003 the principal sum of $1,203,042.50, which includes accrued interest through December 25, 1998, or such lesser amount as may be outstanding from time to time hereunder. In addition, interest shall be paid to Holder at the rate of twelve percent (12%) per annum on the principal amount of this Note from time to time outstanding subsequent to December 25, 1998. Maker shall begin making such interest payments on the outstanding balance of this Note on March 26, 1999 and continuing on a quarterly basis in accordance with Maker's fiscal calendar until the maturity date of the Note on October 30, 2003.

     Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayment shall be applied first to accrued interest and then to principal.

     This Note is given in partial substitution for that certain Promissory Note between Maker and NAVICAP Corporation of May 22, 1997, as amended by certain Promissory Notes of December 1, 1997; December 29, 1997; March 30, 1998; August 26, 1998; and by letter agreement on November 16, 1998. This Note, together with another Note of the same date hereof payable to NAVICAP Corporation represents the principal and interest due under the Promissory Note, as amended, as described in this paragraph as of November 30, 1998. The principal of this Note represents a portion of the principal plus interest accrued to December 25, 1998. This Note represents the same amount of indebtedness which was owed by NAVICAP to the Payee herein and the Payee has surrendered that Note to NAVICAP, and in substitution, has taken this Note from the Maker hereof. Maker was given credit for the principal and interest due on a Note of even date herewith to NAVICAP. The total indebtedness of Maker is the same but is now evidenced by two (2) Notes.

     Holder shall have the option of converting any amount of interest and/or principal due hereunder for shares of Maker at a value of fourteen cents (.14) per share. Holder shall notify Maker at least ten (10) business days in advance of any election to convert the principal or interest to shares.

     Holder releases (i) certain restrictions and rights it previously had with respect to third party funding or free cash flow received by Maker; and (ii) the pledge of the shares of USC by T. J. Tully, Gay N. Tully and James F. Tully all as set forth in the original Note, as amended.

     In the event the Payee retains an attorney to collect this Note, by suit or otherwise, the Payee shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

     Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.

                                UNITED SHIELDS CORPORATION


By:/s/ William A. Frey III      By:/s/Jeffrey A. Pakrosnis
       ----------------------
       William A. Frey III      Title:Chief Financial Officer
                         AGREEMENT TO PURCHASE       EXHIBIT 10.7
                             UNSC, INC.
                         (a Nevada corporation)




For the consideration of $1.00, T.J. Tully hereby purchases from United Shields Corporation the capital stock of UNSC, Inc. (a Nevada corporation), a wholly-owned subsidiary of United Shields
Corporation, which holds the In-Flo (of Canada) contract.

As an inducement to T.J. Tully to purchase such capital stock, United Shields Corporation hereby grants Mr. Tully an option to purchase 500,000 shares of United Shields Corporation common stock at a price per share of $0.50. Mr. Tully may exercise the option by delivering written notice of exercise and the purchase price to United Shields Corporation at anytime within three years of the date of this agreement. Mr. Tully will have the right to assign this option in whole or in part to his wife, children or brother or a combination of them.

AGREED:

                            UNITED SHIELDS CORPORATION

T.J. Tully
/s/ T. J. Tully             By: /s/Jeffrey A. Pakrosnis
                                Jeffrey A. Pakrosnis

                            Its:  Chief Financial Officer


Date: November 30, 1998

                                                        EXHIBIT 10.8

THE SECURITY EVIDENCED HEREBY MAY NOT BE TRANSFERRED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 1 HEREOF AND (II) WITH EITHER (A) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR (B) SUCH REGISTRATION.

                 COMMON STOCK PURCHASE WARRANT

                 To Purchase 6,000,000 Shares of
            Common Stock of United Shields Corporation

                       November 30, 1998


THIS CERTIFIES THAT, in consideration for its payment of $1.00 and other good and valuable consideration received by United Shields Corporation (the "Company"), William A. Frey, III ("Initial Holder") or its registered assigns is entitled to subscribe for and purchase from the Company at any time after the date hereof to and including November 30, 2003, 6,000,000 shares of the Company's Common Stock with a par value of $.001 per share ("Common Stock" or "Shares") at a price of $0.14 per share.

This Common Stock Purchase Warrant is subject to the following provisions, terms and conditions:

1. Exercise; Transferability. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional Share), by written notice of exercise delivered to the Company 20 days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the purchase price for such Shares. This Warrant may be transferred, or divided into two or more warrants of smaller denominations (collectively, the "Warrants").

2.  Issuance of Shares.   The Company agrees that the Shares
purchasable hereunder shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Shares upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

3. Covenants of Company. The Company covenants and agrees that all Shares issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

(a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable, in Common Stock, and each share of Common Stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination or dividend payable in common stock.

(b) No fractional Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a Share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

(c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of Shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(d) Upon any adjustment of the Warrant purchase price under Section 4(c) above, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5. Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate, in dividends or in the distribution, dissolution or winding up of the Company.

6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

7. Notice of Transfer of Warrant or Resale of Shares. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring any Shares issued upon the exercise hereof ("Warrant Shares"), of such holders intention to do so, describing briefly the manner of any proposed transfer.
Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state law), the Company, as promptly as practicable, shall notify such holder of such opinions, whereupon such holder shall be entitled to transfer the Warrant Shares or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933.

If, in the reasonable opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of the Warrant Shares, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such Proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

8. Registration Rights. (a) If the Company proposes to claim an exemption under Section 3(b) for a public offering of any of its securities or to register under the Securities Act of 1933 (except by a registration statement on a form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of Shares acquired upon the exercise of Warrants, of its intention to do so and, on the written request of any registered holders given within 20 days after receipt of any such notice (which request must be made on or before November 30, 2004 and which notice shall specify the Warrant Shares intended to be sold or disposed of by such registered holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the registered holders of which shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company. All expenses of such offering, except the fees of special counsel and brokers' commissions to such holders, shall be borne by the Company.

(b) The Company shall indemnify the holder of this Warrant and of any Shares issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of Shares within the meaning of Section 15 of the Securities Act of 1933, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus relating to the registration or qualification of the Warrant Shares or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of Warrant Shares expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated November 30, 1998.

UNITED SHIELDS CORPORATION


By:/s/ Jeffrey A. Pakrosnis

Its:   Chief Financial Officer

UNITED SHIELDS CORPORATION


TO: __________________________________

PURCHASE FORM -- To be executed by the Registered Holder in Order to Exercise the Warrant.

The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to purchase for cash, ___________________ of the Shares issuable upon the exercise of such Warrant, and requests that certificates for such shares shall be issued in the name of:

                        _______________________________________
                        (Name)

                        _______________________________________
                       (Address)

                        _____________________________________
                       (Tax ID No.)

                        _______________________________________
                       (Signature)

ASSIGNMENT FORM - To be Executed By the Registered Holder in Order to Transfer the Warrant.


FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers _________ of the Warrants represented by the attached Warrant Certificate unto_____________________________
_______________________________________________________ (please print or type name and address including postal zip code of assignee) having the Social Security or other identifying number of ________________________, and does irrevocably constitute and appoint ____________________________ attorney to transfer the Warrant Certificate on the records of the Company with full power of substitution in the premises.

Date:______________, 19___.________________________________________
                           Transfer Signature

PLEASE NOTE: The signature(s) to the Purchase Form or the Assignment Form must correspond to the name as written upon the face of the Warrant Certificate in every particular without alteration or enlargement of any change whatsoever.

EXERCISE NOTICE

The undersigned Warrant holder hereby irrevocably elects to exercise the attached Warrant Certificate. The Warrant is hereby exercised for _________________ shares and is accompanied by a check in the amount of $___________ to cover the exercise price thereof.


Date:_________________   ______________________________________
                         (Name)

                         ______________________________________
                         (Address)

                         ______________________________________
                        (Tax ID No.)

                         ______________________________________
                         (Signature)

                                                        EXHIBIT 10.9
                   PROMISSORY NOTE

$33,691.66                                      December 22, 1998
                                                 Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of T. J. TULLY ("Holder") the principal sum of $33,691.66 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


T. J. TULLY                           UNITED SHIELDS CORPORATION

/s/ T. J. Tully                       By: /s/ Jeffrey A. Pakrosnis

                                     Title: Chief Financial Officer

                                                       EXHIBIT 10.10
                     PROMISSORY NOTE

$24,691.68                                        December 22, 1998
                                                  Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of GAY N. TULLY ("Holder") the principal sum of $24,691.68 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


GAY N. TULLY                    UNITED SHIELDS CORPORATION

/s/ Gay N. Tully                By: /s/ Jeffrey A. Pakrosnis

                                Title:  Chief Financial Officer

                                                       EXHIBIT 10.11
                    PROMISSORY NOTE

$73,816.66                                       December 22, 1998
                                                  Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of JAMES F. TULLY ("Holder") the principal sum of $73,816.66 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


JAMES F. TULLY                UNITED SHIELDS CORPORATION

/s/ James F. Tully            By: /s/ Jeffrey A. Pakrosnis

                              Title: Chief Financial Officer

                                                      EXHIBIT 10.12
                  PROMISSORY NOTE

$71,250.00                                        December 22, 1998
                                                  Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of ANDREW T. TULLY ("Holder") the principal sum of $71,250.00 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


ANDREW T. TULLY               UNITED SHIELDS CORPORATION

/s/ Andrew T. Tully           By: /s/ Jeffrey A. Pakrosnis

                              Title: Chief Financial Officer

                                                       EXHIBIT 10.13
                    AMENDED AND RESTATED
                     PROMISSORY NOTE

$71,250.00                                         December 22, 1998
                                                 Cincinnati, Ohio


FOR VALUE RECEIVED, UNITED SHIELDS CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of NOLA E. TULLY ("Holder") the principal sum of $71,250.00 or such lesser amount as may be outstanding from time to time hereunder, together with interest thereon at the rate of eleven percent (11%) per annum on so much thereof as is from time to time outstanding and unpaid from the date hereof at the rate hereinafter set forth, in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal to be paid on or before February 28, 1999.

Maker may repay this Note from time to time in whole or in part without premium or penalty. All repayments shall be applied first to accrued interest and then to principal.

Failure to make payment when due hereunder, the insolvency of the Maker, or any insolvency action or proceeding whatsoever commenced by or against Maker and is not vacated within 45 days of its commencement, any such event shall be deemed a default hereunder and the Holder may, at this option, declare all amounts to be immediately due and payable hereunder.

In the event the Holder retains an attorney to collect this Note, by suit or otherwise, the Holder shall be entitled to recover its reasonable costs and expenses, including reasonable attorney's fees and court costs.

Maker agrees that in any action on this Note or any instrument which provides security for this Note, it waives to the fullest extent allowed by law all requirements of diligence and collection, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note. This Note shall be governed by and interpreted in accordance with Ohio law.


NOLA E. TULLY               UNITED SHIELDS CORPORATION

/s/ Nola E. Tully           By: /s/ Jeffrey A. Pakrosnis

                            Title: Chief Financial Officer